COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2018
Disclosure of commitments and contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES
22.	COMMITMENTS AND CONTINGENCIES

Commitments, not disclosed elsewhere in these financial statements, are as follows:

	Total	Less than 1 year	1-5 years	After 5 years
Operating leases	$3,353	$888	$2,465	$-
Commitments	$6,418	$-	$-	$6,418

As of March 31, 2018, the Company has two office rental agreements totaling $3,353 for the next four years and commitments of $6,418 related to the GC property. During the year ended March 31, 2018, the Company incurred rental expenses of $684 (year ended March 31, 2017 - $611), which were included in office and administrative expenses on the consolidated statement of income.

Although the Company has taken steps to verify title to properties in which it has an interest, these procedures do not guarantee the Company's title. Property title may be subject to, among other things, unregistered prior agreements or transfers and may be affected by undetected defects.

Due to the size, complexity and nature of the Company’s operations, the Company is subject to various claims, legal and tax matters arise in the ordinary course of business. Each of these matters is subject to various uncertainties and it is possible that some of these matters may be resolved unfavorably to the Company. The Company accrues for such items when a liability is both probable and the amount can be reasonably estimated.

In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company and its legal counsel evaluate the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Major legal proceedings against the Company are summarized as follows:

  On August 19, 2014, an action was commenced against the Company in the Supreme Court of British Columbia seeking an unspecified amount of damages for a claim of false imprisonment and defamation (the “Huang Action”). The case was scheduled for a 60 day jury trial, commencing February 2018. The Company also commenced third party proceedings against other parties (the “Third Parties”), claiming contribution and indemnity. On August 22, 2016, the Company commenced an action against the parties to Huang Action and others seeking damages (the “Silvercorp Action”). In January 2018, the parties to the Huang Action and Silvercorp Action reached a confidential settlement agreement. The settlement resolves all claims between the Company, Mr.
  Huang, and the Third Parties in all actions, including the Huang Action and the Silvercorp Action, all of which have been dismissed by consent. Nothing contained in this settlement represents an admission of liability, fault, or wrongdoing on the part of any of the parties.

  During the year ended March 31, 2016, an action was initiated by Luoyang Mining Group Co., Ltd. (“Luoyang Mining”) against Henan Found seeking payment of $1.6 million (RMB10.0 million) plus interest related to the acquisition agreements Henan Found entered into in August 2012 to acquire the XHP Project. The $1.6 million has been included into the accounts payable and accrued liabilities on the consolidated statements of financial position of the Company. Henan Found did not make the final payment as certain commercial conditions were not fulfilled by Luoyang Mining. In April 2016, Henan Found filed a counter claim in Luoyang People’s Court against Luoyang Mining to have the original acquisition agreements nullified and is seeking repayment of the amount paid to date of $9.7 million (RMB62.8 million) plus compensation of direct loss of $2.5 million (RMB16.5 million) arising from the XHP Project. A trial was heard in March 2017 and the court decision is pending. The acquisition costs of the XHP Project was impaired to $nil in fiscal year 2015.

  During the year ended March 31, 2016, SX Gold, a 100% owned subsidiary of Henan Found, commenced a legal action against Luoyang HA Mining Co. Ltd. (“HA Mining”) to seek payment of $4.0 million (RMB26.0 million) plus interest related to a share transfer agreement that SX Gold entered into with HA Mining in September 2013. Pursuant to the agreement, SX Gold was to transfer all shares it held in Songxian Zhongxin Mining Co. Ltd. to HA Mining for $11.8 million (RMB76.0 million).
  SX Gold fulfilled its responsibilities and the title of the shares was transferred to HA Mining, who paid $7.8 million (RMB50.0 million). The remaining $4.0 million (RMB26.0 million) was not paid and was written off by the Company in prior years. In April 2016, HA Mining filed a counter claim for $2.2 million (RMB14.0 million). On June 17, 2016, the court issued an order in favor of SX Gold. The Luoyang Intermediate People’s Court, Henan, China issued a court order demanding HA Mining to pay $3.4 million (RMB22.75 million) to SX Gold. On July 1, 2016, HA Mining filed an appeal to the Henan High People’s Count, China. A trial was heard in April 2017 and on June 16, 2017, the Henan High People’s Court, China dismissed HA Mining’s appeal and upheld the rulings made by the Luoyang Intermediate People’s Court, Henan, China. On August 4, 2017, HA Mining submitted an application to the Supreme People’s Court of China (the “Supreme Court”) to rehear the case, the application was rejected by the Supreme Court on November 24, 2017. On December 6, 2017, SX Gold and HA Mining reached a mutual settlement agreement that HA Mining would pay $2.3 million (RMB15.0 million) to SX Gold. As of March 31, 2018, HA Mining paid $2.3 million (RMB15.0 million) to the Company, which was included in other income of the consolidated statements of income, and the case was closed.